UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2023

AIB Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41230	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Third Avenue, Suite M204A

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-8128

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one Right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of an initial business combination	AIBBU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	AIB	The Nasdaq Stock Market LLC

Rights, every ten (10) rights entitle the holder to receive one Class A Ordinary Share upon the consummation of an initial business combination	AIBBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 19, 2023, AIB Acquisition Corporation (the “Company”) issued a promissory note (the “Note”) in the aggregate principal amount of up to $750,000 to AIB LLC, a Delaware limited liability company, the Company’s sponsor (the “Extension Funds”), pursuant to which the Extension Funds will be deposited into the Company’s trust account (the “Trust Account”) for the benefit of each outstanding Class A ordinary share of the Company (“Public Share”) that was not redeemed in connection with the extension of the Company’s termination date from October 21, 2023 to January 21, 2025.

The Company will deposit $50,000 per month into the Trust Account, which equates to approximately $0.05 per remaining Public Share, for each calendar month (commencing on October 21, 2023 and on the 21st day of each subsequent month) until January 21, 2025, or portion thereof, that is needed to complete an initial business combination, for up to an aggregate of $750,000. On October 20, 2023, the first installment of the Extension Funds was deposited into the Trust Account. After such funding, the Trust Account contains approximately $11.26 per remaining Public Share outstanding.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Business Combination, and (b) the date of the liquidation of the Company.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

On October 18, 2023, the Company issued an aggregate of 2,156,249 of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), to AIB LLC, the sponsor of the Company (the “Sponsor”), upon the conversion (the “Conversion”) of an equal number of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”), held by the Sponsor.

The 2,156,249 Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for the Company’s initial public offering.

The issuance of the Class A Ordinary Shares upon the Conversion has not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item  5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item  5.07 Submission of Matters to a Vote of Security Holders.

On October 19, 2023, the Company held an extraordinary general meeting in lieu of an annual meeting of shareholders (the “Meeting”). At the Meeting, the following proposal were considered and acted upon by the shareholders of the Company:

(a) a proposal to amend the Company’s second amended and restated memorandum and articles of association (the “Charter Amendment”) to extend the date by which the Company has to consummate an initial business combination from October 21, 2023 to January 21, 2025, or such earlier date as determined by the board of directors (the “Extension Amendment Proposal”);

(b) a proposal to ratify the selection by the Company’s audit committee of the board of directors of UHY LLP to serve as its independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

(c) a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

1.	Extension Amendment Proposal

For	Against	Abstain
3,162,189	26,636	0

Accordingly, the Extension Amendment Proposal was approved.

2.	Auditor Ratification Proposal

For	Against	Abstain
3,188,825	0	0

Accordingly, the Auditor Ratification Proposal was approved.

As there were sufficient votes at the time of the Meeting to approve each of the above proposals, the Adjournment Proposal, which had been previously voted on by proxy, was not presented to shareholders at the Meeting.

Shareholders holding 16,501 shares of the Company’s ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, $185,030.06 (approximately $11.21 per share) will be removed from the Trust Account to pay such holders.

The Company filed the Charter Amendment with the Cayman Islands Registrar of Companies on October 19, 2023. A copy of the Charter Amendment is attached hereto as Exhibit 3.1, and is incorporated by reference.

Item 7.01 Regulation FD Disclosure.

The disclosure set forth above in Item 3.02 of this Current Report on Form 8-K is incorporated by reference in this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	An Amendment to the Second Amended and Restated Memorandum and Articles of Association of the Company
10.1	Promissory Note Issued to AIB LLC, dated October 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIB Acquisition Corporation

Date: October 24, 2023	By:	/s/ Eric Chen
		Name:	Eric Chen
		Title:	Chief Executive Officer

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